Exhibit 10.9

EMERSON SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP)

                     In the event of a Change of Control (as defined in the SERP), I hereby elect to receive any benefit due under Section VI of the SERP:

I.	[ ]	Upon the Change of Control in a lump sum distribution; or

II.	[ ]	Upon a termination of employment occurring after a Change of Control, in the form of:

(a)	[ ]	a lump sum distribution; or

(b)	[ ]	a benefit in the form provided under Section IV of the SERP.*

Date	Signature of Participant

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*	Section IV of the SERP provides for a lifetime benefit with sixty monthly payments guaranteed, or such other form determined by the Committee.